UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2021

ALUSSA ENERGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39145	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 500, 71 Fort Street

Grand Cayman KY1-1106

Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 345 949 4900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	ALUS.U	The New York Stock Exchange
Class A Ordinary Shares, par value $0.0001 per share	ALUS	The New York Stock Exchange
Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	ALUS.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

FREYR Battery 2021 Equity Incentive Plan

At the Extraordinary General Meeting (the “Extraordinary General Meeting”) held on June 30, 2021, shareholders of Alussa Energy Acquisition Corp. (“Alussa”) passed an ordinary resolution approving the adoption by FREYR Battery, a corporation in the form of a public limited liability company (société anonyme) incorporated under the laws of Luxembourg, with registered office at 412F, route d’Esch, L-2086 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés) under number B 251199, of its 2021 Incentive Plan (the “2021 Plan”), which makes available for issuance a number of shares equal to approximately 10% of the total outstanding capital stock of FREYR Battery. A summary of the 2021 Plan is included in Alussa’s definitive proxy statement (the “Definitive Proxy”) for the Extraordinary General Meeting filed with the Securities and Exchange Commission (the “SEC”) on June 14, 2021 and is incorporated by reference, which summary is qualified in all respects by the full text of the 2021 Plan, included as Annex D to the Definitive Proxy.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Extraordinary General Meeting, 21,132,371 holders of Alussa’s ordinary shares, which represented 58.80% of the ordinary shares outstanding and entitled to vote as of the record date of April 30, 2021, were represented in person or by proxy. The final voting results for each matter submitted to a vote of the Alussa shareholders at the Extraordinary General Meeting are set forth below:

Approval of the Business Combination Proposal

The shareholders passed an ordinary resolution approving the Business Combination Agreement, dated as of January 29, 2021, (as may be amended from time to time, the “Business Combination Agreement”), a copy of which is attached to the Definitive Proxy as Annex A (the “Business Combination Proposal”), by and among Alussa, Alussa Energy Sponsor LLC, FREYR Battery, FREYR AS, a company organized under the laws of Norway, ATS AS, Norway Sub 1 AS, Norway Sub 2 AS, Adama Charlie Sub and the shareholders of FREYR named therein, and the transactions contemplated thereby (the transactions contemplated by the Business Combination Agreement collectively, the “Business Combination”) and adopted in all respects on behalf of Alussa and authorized and directed the directors and officers of Alussa, or persons authorized by the directors of Alussa, to execute all documents and take all necessary or desirable actions in order to effect such Business Combination. The voting results with respect to the Business Combination Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,706,664	2,295,242	130,465	N/A

Approval of the Merger Proposal

The shareholders passed a special resolution authorizing, approving and adopting the plan of merger substantially in the form attached to the Definitive Proxy as Annex C (the “Merger Proposal”). The voting results with respect to the Merger Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,704,039	2,296,649	131,683	N/A

Approval of the Share Issuance Proposal

The shareholders passed an ordinary resolution approving, for the purpose of complying with the New York Stock Exchange’s Listed Company Manual rules, the issuance of more than 20% of FREYR Battery’s issued and outstanding ordinary shares, and 20% or more of the voting power of FREYR Battery’s ordinary shares, in financing transactions in connection with the proposed Business Combination (collectively, the “Share Issuance Proposal”). The voting results with respect to the Share Issuance Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,687,845	2,311,199	133,327	N/A

 Approval of the Incentive Plan Proposal

The shareholders passed an ordinary resolution authorizing and approving FREYR Battery’s adoption of the 2021 Plan (the “Incentive Plan Proposal”). The voting results with respect to the Incentive Plan Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,869,074	82,717	180,580	N/A

Approval of the Adjournment Proposal

The shareholders approved the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve one or more proposals presented to shareholders for a vote or if holders of the Public Shares have elected to redeem an amount of Public Shares such that the minimum available cash condition to the Closing would not be satisfied (as each capitalized term is defined in the Definitive Proxy) (collectively, the “Adjournment Proposal”). The voting results with respect to the Adjournment Proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,650,238	2,306,243	175,890	N/A

Though not guaranteed, Alussa expects to close the Business Combination on July 9, 2021, subject to the satisfaction of customary closing conditions, and for FREYR Battery ordinary shares and warrants to begin publicly trading on the New York Stock Exchange under the new symbols “FREY” and “FREY WS”, respectively, on July 8, 2021.

Item 8.01	Other Events.

On June 30, 2021 FREYR and Alussa issued a joint press release announcing the results of the shareholder vote of the Extraordinary General Meeting. A copy of the press release is attached hereto as Exhibit 99.1.

On the same day, FREYR issued a press release providing an update on the expected transaction closing timeline. A copy of the press release is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 30, 2021
99.2	Press Release, dated June 30, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALUSSA ENERGY ACQUISITION CORP.

	By:	/s/ Daniel Barcelo
		Name:	Daniel Barcelo
		Title:	Chief Executive Officer and President

Dated: June 30, 2021

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